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                                                               EXHIBIT 23.1



            Consent of Independent Registered Public Accounting Firm

         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-131619) of CombinatoRx, Incorporated of our report dated January 30, 2006, with respect to the consolidated financial statements of CombinatoRx, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2005.


                                              /s/ Ernst & Young LLP

Boston, Massachusetts
March 14, 2006